Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 3 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 3 to Option and License Agreement (the “Third Amendment”) is made as of March 17, 2023 (the “Third Amendment Effective Date”), by and between Beam Therapeutics Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, MA 02142 (“Beam”), and Sana Biotechnology, Inc., a Delaware corporation having an office at 188 E Blaine Street, #400, Seattle, WA 98102 (“Sana”). Sana and Beam are referred to in this Third Amendment individually as a “Party” and collectively as the “Parties”.

Recitals

Whereas, the Parties have entered into that certain Option and License Agreement, dated October 15, 2021 (the “Original Agreement”), as amended by that certain Amendment No. 1 thereto dated June 6, 2022 (the “First Amendment”) and that certain Amendment No. 2 thereto dated July 19, 2022 (the “Second Amendment”) (the Original Agreement as amended by the First Amendment and the Second Amendment, the “Agreement”) pursuant to which Sana obtained a non-exclusive license from Beam to use Beam’s proprietary nuclease editing technology in connection with research and development of engineered cellular therapy products and, if successful, for Sana to further develop and commercialize such products; and

Whereas, the Parties now desire to amend the Agreement in accordance with Section 14.9 of the Agreement.

Now, Therefore, the Parties now desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Third Amendment.

ARTICLE 1
amendments

1.1	Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
1.2	Replacement of Exhibit H. Exhibit H to the Agreement (the plan for performance of the [***] Study) is hereby deleted and replaced in its entirety with Attachment 1 to this Third Amendment.
1.3	Amendment of Definition. The definition for “Additional Selection Term” in the Agreement is hereby deleted in its entirety and replaced with the following:
1.1	“Additional Selection Term” means the period starting on the Effective Date and ending on [***].

269347766 v6

1.4	Amendment to Section 3.2. Section 3.2 of the Agreement is hereby deleted and replaced in its entirety by the following:
3.2

Replacement CAR Antigen Target or Replacement PSC Product Type. At any time after the Effective Date, and prior to [***] (the “Replacement Selection Term”), Sana shall have the right to select, at Sana’s discretion and by submission of a nomination notice to Beam (each, a “Replacement Nomination Notice”), either (a) a single Antigen Target as a replacement for one of the CAR Antigen Targets or one of the PSC Product Types specified in subsection (a) or (b) of the definition of PSC Product Types or (b) if not previously selected as pursuant to Section 3.1(b), any Specified PSC Product Type as a replacement for one of the CAR Antigen Targets or one of the PSC Product Types specified in subsection (a) or (b) of the definition of PSC Product Types. Sana may submit a Replacement Nomination Notice up to [***] times per year, provided, however that (A) in the event Beam provides an Ineligibility Notice, Sana may submit additional Replacement Nomination Notices during the applicable year with respect to any applicable Antigen Target which is a Blocked Antigen Target or any PSC Product Type that is a Blocked Product Type; and (B) any Replacement Nomination Notice may contain multiple single Antigen Target candidates for a Replacement CAR Antigen Target or multiple single PSC Product Type candidates for a Replacement PSC Product Type, specifying order of preference. Each Replacement Nomination Notice with respect to a proposed Replacement CAR Antigen Target shall include the GenBank reference number for such Antigen Target and shall specify the CAR Antigen Target that will be replaced if such Antigen Target is deemed a Replacement CAR Antigen Target as set forth herein. With respect to Antigen Targets candidates and PSC Product Type candidates, the first-preference (as specified in the Replacement Nomination Notice) Antigen Target or PSC Product Type which is not a Blocked Antigen Target or Blocked Product Type nominated by Sana under a Replacement Nomination Notice shall automatically be deemed a “Replacement CAR Antigen Target” or a “Replacement PSC Product Type”, as applicable, under this Agreement unless Beam provides a Non-Availability notice to Sana in accordance with Section 3.4.. Effective upon: (x) any Antigen Target being deemed a Replacement CAR Antigen Target, such Replacement CAR Antigen Target shall be deemed a CAR Antigen Target and the replaced CAR Antigen Target or PSC Product Type shall no longer be deemed a CAR Antigen Target or PSC Product Type; and (y) any Specified PSC Product Type being deemed a Replacement PSC Product Type, such Specified PSC Product Type shall be deemed a PSC Product Type and the replaced PSC Product Type or CAR Antigen Target shall no longer be deemed a PSC Product Type or CAR Antigen Target. Sana shall only have the right to designate [***] Replacement CAR Antigen Target or [***] Replacement PSC Product Type under this Agreement.

ARTICLE 2
MISCELLANEOUS

2.1

Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Third Amendment and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.

2.2

Scope. This Third Amendment supersedes all proposals, negotiations, conversations and/or discussions between or among parties relating to the subject matter of this Third Amendment and all past dealing or industry custom. This Third Amendment shall be integrated in and form part of the Agreement effective as of the Third Amendment Effective Date. Except for the foregoing modifications, the Agreement is hereby ratified and confirmed in accordance with its the terms thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 3 to Option and License Agreement to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

Beam Therapeutics Inc.		Sana Biotechnology, Inc.

By:	/s/ John Evans	By:	/s/ Christian Hordo

Name:	John Evans	Name:	Christian Hordo

Title:	CEO	Title:	Chief Business Officer

[Signature Page to Amendment No. 3 to Option and License Agreement]

Attachment 1

Exhibit H

[***] Study

[***]